UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) October 21, 2019

ZIONS BANCORPORATION, NATIONAL ASSOCIATION
(Exact name of registrant as specified in its charter)

United States of America	001-12307		87-0189025
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One South Main,	Salt Lake City,	Utah	84133
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (801) 844-7637

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	ZION	The NASDAQ Stock Market, LLC
Warrants to Purchase Common stock (expiring May 22, 2020)	ZIONW	The NASDAQ Stock Market, LLC
Depositary Shares each representing a 1/40th ownership interest in a share of:
Series A Floating-Rate Non-Cumulative Perpetual Preferred Stock	ZB/A	New York Stock Exchange
Series G Fixed/Floating-Rate Non-Cumulative Perpetual Preferred Stock	ZB/G	New York Stock Exchange
Series H 5.75% Non-Cumulative Perpetual Preferred Stock	ZB/H	New York Stock Exchange
6.95% Fixed-to-Floating Rate Subordinated Notes due September 15, 2028	ZBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On October 21, 2019, Zions Bancorporation, National Association (“the Bank”) announced its financial results for the quarter ended September 30, 2019 and its intent to host a conference call to discuss such results at 5:30 p.m. Eastern Time on October 21, 2019. The press release announcing the financial results for the quarter ended September 30, 2019 is furnished as Exhibit 99.1 and incorporated herein by reference. A presentation to be used in conjunction with the conference call regarding the Company’s third quarter financial results is furnished as Exhibit 99.2 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit 99.1Press Release dated October 21, 2019 (furnished herewith).
Exhibit 99.2Earnings Release Presentation dated October 21, 2019 (furnished herewith).
Exhibit 101     Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
Exhibit 104    The cover page from this Current Report on form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION, NATIONAL ASSOCIATION

	By:	/s/ Paul E. Burdiss
Name: Paul E. Burdiss
Title: Executive Vice President and Chief Financial Officer
Date: October 21, 2019